Exhibit 10.1

Execution Version

GENESIS ENERGY, L.P.

GENESIS ENERGY FINANCE CORPORATION

$100,000,000

7 7/8% Senior Notes due 2018

PURCHASE AGREEMENT

January 27, 2012

Deutsche Bank Securities Inc.

BMO Capital Markets Corp.

Citigroup Global Markets Inc.

RBC Capital Markets, LLC

Merrill Lynch, Pierce, Fenner & Smith,

                      Incorporated,

As Representatives of the Initial Purchasers

c/o Deutsche Bank Securities Inc.

60 Wall Street, 2nd Floor

New York, NY 10005

Ladies and Gentlemen:

Introductory. Genesis Energy, L.P., a Delaware limited partnership (the “Partnership”), and Genesis Energy Finance Corporation, a Delaware corporation (“Finance Corp.” and, together with the Partnership, the “Issuers”), propose to issue and sell to Deutsche Bank Securities Inc. (“Deutsche Bank”), BMO Capital Markets Corp. (“BMO”), Citigroup Global Markets Inc. (“Citi”), RBC Capital Markets, LLC (“RBC”), Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“Merrill Lynch”), and the other several Initial Purchasers named in Schedule A (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $100,000,000 aggregate principal amount of the Partnership’s 7 7/8% Senior Notes due 2018 (the “Notes”). Deutsche Bank, BMO, Citi, RBC and Merrill Lynch have agreed to act as the representatives of the several Initial Purchasers (the “Representatives”) in connection with the offering and sale of the Notes.

The Securities (as defined below) will be issued as additional notes under the Indenture dated as of November 18, 2010 (as amended or supplemented from time to time, the “Indenture”), among the Issuers, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which, on November 18, 2010, the Issuers issued $250,000,000 aggregate principal amount of 7 7/8% Senior Notes due 2018. The Notes and the notes previously issued on November 18, 2010 will be deemed to be in the same series of notes under the Indenture. The Notes will be issued initially only in permanent global form in the name of Cede & Co., as nominee of The Depository Trust Partnership (the “Depositary”) pursuant to a letter of representations dated November 17, 2010 (the “DTC Agreement”) from the Issuers to the Depositary.

The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of February 1, 2012 (the “Registration Rights Agreement”), among the Issuers, the Guarantors and the Initial Purchasers, pursuant to which the Issuers and the Guarantors will be required to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Issuers with terms substantially identical to the Notes (the “Exchange Notes”) to be offered in exchange for the Notes (the “Exchange Offer”) and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use its commercially reasonable efforts to cause such registration statements to be declared effective. All references herein to the Exchange Notes and the Exchange Offer are only applicable if the Issuers and the Guarantors are in fact required to consummate the Exchange Offer pursuant to the terms of the Registration Rights Agreement.

The payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by (i) the entities listed on the signature pages hereof as “Guarantors” and (ii) any Subsidiary (as defined below) of the Partnership formed or acquired after the Closing Date that executes a supplemental indenture in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”). The Notes and the Guarantees related thereto are herein collectively referred to as the “Securities”; and the Exchange Notes and the Guarantees related thereto are herein collectively referred to as the “Exchange Securities.”

This Agreement, the Registration Rights Agreement, the DTC Agreement, the Securities, the Exchange Securities and the Indenture are referred to herein as the “Transaction Documents.”

The Issuers understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale”). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Issuers have prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated January 27, 2012 (the “Preliminary Offering Memorandum”), and have prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated January 27, 2012 (the “Pricing Supplement”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after this Agreement is executed and delivered, the Issuers will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Offering Memorandum.

Each of the Issuers and the Guarantors hereby confirms its agreements with the Initial Purchasers as follows:

SECTION 1. Representations and Warranties. Each Issuer and each Guarantor, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (as defined below) (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made at the Time of Sale and (y) the Pricing Disclosure Package and the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b) No Integration of Offerings or General Solicitation. None of the Issuers, their affiliates (as such term is defined in Rule 501(b) under the Securities Act) (each, an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Issuers, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Issuers, their Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Issuers and their Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

(c) Eligibility for Resale under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d) The Pricing Disclosure Package and Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, contains or represents an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Partnership in writing by any Initial Purchaser through the Representatives expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto, as the case may be. The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A.

(e) Issuer Additional Written Communications. The Issuers have not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a). Each such communication by the Issuers or their agents and representatives pursuant to clause (iii) of the preceding sentence (each (other than (i) and (ii) above), an “Issuer Additional Written Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Issuer Additional Written Communication made in reliance upon and in conformity with information furnished to the Partnership in writing by any Initial Purchaser through the Representatives expressly for use in any Issuer Additional Written Communication.

(f) Incorporated Documents and Partnership SEC Documents. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Partnership has timely filed with the Commission all forms, registration statements, reports, schedules and statements required to be filed by it under the Exchange Act or the Securities Act (all such documents filed on or prior to the date of this Agreement, but specifically excluding any documents “furnished,” collectively, the “Partnership SEC Documents”).

(g) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by each of the Issuers and each of the Guarantors.

(h) The Registration Rights Agreement and DTC Agreement. The Registration Rights Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and, assuming due authorization and execution by Deutsche Bank, BMO, Citi, RBC and Merrill Lynch (as representatives for the Initial Purchasers), will constitute a valid and binding agreement of, each of the Issuers and each of the Guarantors, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification may be limited by applicable law. The DTC Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, each of the Issuers, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(i) Authorization of the Notes, the Guarantees and the Exchange Notes. The Notes to be purchased by the Initial Purchasers from the Issuers will on the Closing Date be in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by each of the Issuers and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of each of the Issuers, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Exchange Notes have been duly and validly authorized for issuance by each of the Issuers, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer will constitute valid and binding obligations of each of the Issuers, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or other similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture.

(j) Authorization of the Indenture. The Indenture (including, with respect to the Guarantors, when the Notes and Exchange Notes, as the case may be, have been duly and validly authenticated in accordance with the terms of the Indenture and, in the case of the Notes, duly and validly paid for by and delivered to the Initial Purchasers in accordance with the terms of this Agreement, the Guarantees and the Exchange Guarantees) has been duly authorized, executed and delivered by each of the Issuers and each of the Guarantors and, assuming due authorization and execution by the Trustee, constitutes a valid and binding agreement of the Issuers and the Guarantors, enforceable against the Issuers and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(k) Description of the Transaction Documents. The Transaction Documents described in the Offering Memorandum conform or will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

(l) Independent Accountants. Deloitte & Touche LLP, which expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission and included in the Offering Memorandum, is an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board, and any non-audit services provided by Deloitte & Touche LLP to the Issuers or any of the Guarantors have been approved by the Audit Committee of the Board of Directors of the Partnership.

(m) Preparation of the Financial Statements.

(i) The financial statements, together with the related schedules and notes, included or incorporated by reference in the Offering Memorandum present fairly in all material respects the consolidated financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”), applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in the Offering Memorandum under the captions “Summary – Summary Historical Financial Data” and “Selected Financial Information” fairly present the information set forth therein on a basis consistent with that of the audited financial statements included or incorporated by reference in the Offering Memorandum. The statistical and market-related data and forward-looking statements included or incorporated by reference in the Offering Memorandum are based on or derived from sources that the Issuers and their Subsidiaries believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources.

(ii) All pro forma financial statements or data included or incorporated by reference in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuer Additional Written Communication, or the Final Offering Memorandum (or any amendment or supplement thereto) comply with the requirements of the Securities Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; none of the Issuers or Guarantors have any material liabilities or obligations, direct or contingent (including any off balance sheet obligations), not described in the Offering Memorandum; and all disclosures contained or incorporated by reference in the Offering Memorandum or any Issuer Additional Written Communication (or any amendment or supplement thereto) regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(n) Incorporation and Good Standing of the Issuers and the Guarantors.

(i) The Partnership (A) is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, (B) has all requisite limited partnership power and authority, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its properties and carry on its business as its business is now being conducted as described in the Offering Memorandum and to enter into and perform its obligations under each of the Transaction Documents to which it is a party and to consummate the transactions contemplated thereby, except where the failure to obtain such licenses, authorizations, consents and approvals would not reasonably be expected to have a Material Adverse Effect (as defined below), and (C) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualifications necessary, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect. As used herein, the term “Material Adverse Effect” means any material and adverse effect on (x) the assets, liabilities, financial condition, business or operations of the Partnership and the Guarantors, taken as a whole, or (y) the ability of the Issuers and the Guarantors taken as a whole to carry out their business as of the date of this Agreement or to meet their obligations under the Transaction Documents or any and all other agreements or instruments executed and delivered by the parties hereto to evidence the execution, delivery and performance of this Agreement and any amendments, supplements, continuations or modifications thereto on a timely basis. As used herein, the term “Subsidiary” means as to any person or entity, any corporation, partnership, limited liability company or other entity controlled by such person or entity directly or indirectly through one or more intermediaries. For purposes of this definition, “control” of a person or entity means the power to direct or cause the direction of the management and policies of such person or entity, whether by contract or otherwise. Notwithstanding the above, for purposes of this definition and this Agreement, T&P Syngas Supply Company, a Delaware general partnership (“T&P Syngas”), Sandhill Group, LLC, a Mississippi limited liability company (“Sandhill”), Faustina Hydrogen Products, LLC, a Delaware limited liability company (“Faustina”), Cameron Highway Oil Pipeline Company, a Delaware partnership (“Cameron”), Poseidon Oil Pipeline Company, L.L.C., a Delaware limited liability company (“Poseidon”), Southeast Keathley Canyon Pipeline Company, L.L.C., a Delaware limited liability company (“Sekco”) and Odyssey Pipeline L.L.C., a Delaware limited liability company (“Odyssey”), shall not be Subsidiaries. Schedule B attached hereto contains a complete and accurate list of all of the Partnership’s Subsidiaries.

(ii) Finance Corp. (A) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and (B) has all requisite corporate power and authority, and has all material governmental licenses, authorizations, consents and approvals, necessary to perform its obligations under each of the Transaction Documents to which it is a party and to consummate the transactions contemplated thereby, except where the failure to obtain such licenses, authorizations, consents and approvals would not reasonably be expected to have a Material Adverse Effect.

(iii) Each of the Guarantors has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has corporate, partnership or limited liability company, as applicable, power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of each of the Guarantors, to enter into and perform its obligations under each of the Transaction Documents to which it is a party and to consummate the transactions contemplated thereby. Each of the Guarantors has all material governmental licenses, authorizations, consents and approvals, necessary to own its properties and carry on its business as its business is now being conducted as described in the Offering Memorandum and to perform its obligations under each of the Transaction Documents to which it is a party and to consummate the transactions contemplated thereby, except where the failure to obtain such licenses, authorizations, consents and approvals would not reasonably be expected to have a Material Adverse Effect. Each of the Guarantors is duly qualified as a foreign corporation, limited partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(o) Capitalization.

(i) As of the date of this Agreement, the issued and outstanding limited partner interests of the Partnership consist of 71,925,065 common units representing limited partnership interests of the Partnership (the “Common Units”), 39,997 Common Units—Class B (“Class B Units”), 1,737,251 Waiver Units—Class 1, 1,737,251 Waiver Units—Class 2, 1,737,251 Waiver Units—Class 3 and 1,737,251 Waiver Units—Class 4 (collectively, “Waiver Units”). The only issued and outstanding general partner interests of the Partnership are the interests of Genesis Energy, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), described in the Partnership’s Fifth Amended and Restated Agreement of Limited Partnership (as amended, the “Partnership Agreement”). All of the outstanding Common Units, Class B Units and Waiver Units have been duly authorized and validly issued in accordance with applicable law and the Partnership Agreement and are fully paid (to the extent required by applicable law and under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)).

(ii) Other than the Genesis Energy, Inc. 2007 Long-Term Incentive Plan, the Partnership has no equity compensation plans that contemplate the issuance of Common Units or any other class of equity (or securities convertible into or exchangeable for Common Units or any other class of equity). The Partnership has no outstanding indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which the unitholders of the Partnership may vote. Except as set forth in the first sentence of this Section 1(o)(ii) or as disclosed in the Offering Memorandum, there are no outstanding or authorized (A) options, warrants, preemptive rights, subscriptions, calls or other rights, convertible securities, agreements, claims or commitments of any character obligating either of the Issuers or any of the Guarantors to issue, transfer or sell any partnership interests or other equity interests in either of the Issuers or any of the Guarantors or securities convertible into or exchangeable for such partnership interests or other equity interests, (B) obligations of either of the Issuers or any of the Guarantors to repurchase, redeem or otherwise acquire any partnership interests or other equity interests in either of the Issuers or any of the Guarantors or any such securities or agreements listed in clause (A) of this section or (C) voting trusts or similar agreements to which either of the Issuers or any of the Guarantors is a party with respect to the voting of the equity interests of either of the Issuers or any of the Guarantors.

(iii) The Partnership, directly or indirectly, owns (A) 99.99% of the partnership interests in Genesis Crude Oil, L.P., a Delaware limited partnership (the “Operating Partnership”) (and the General Partner owns 0.01% of the partnership interests in the Operating Partnership), (B) 100% of the limited partnership interests in each of Genesis Pipeline Texas, L.P., a Delaware limited partnership, Genesis Pipeline USA, L.P., a Delaware limited partnership, Genesis CO2 Pipeline, L.P., a Delaware limited partnership, Genesis Natural Gas Pipeline, L.P., a Delaware limited partnership, and Genesis Syngas Investments, L.P., a Delaware limited partnership (the “Limited Partnership Subsidiaries”), (C) 90.91% of the equity interests in Thunder Basin Holdings, LLC, a Delaware limited liability company (which owns 100% of the equity interests in each of Antelope Refining, LLC, a Delaware limited liability company, and Thunder Basin Pipeline, LLC, a Delaware limited liability company), (D) 100% of the equity interests in Finance Corp. and each other Guarantor not listed in clauses (A), (B) or (C) of this Section 1(o)(iii), (E) 50% of the partnership interests in T&P Syngas, (F) 50% of the outstanding limited liability company interests of Sandhill, (G) 10% or less of the limited liability company interest in Faustina, (H) 50% of the equity interests in Cameron, (I) 50% of the equity interests in Sekco, (J) 28% of the equity interests in Poseidon and (K) 29% of the equity interests in Odyssey, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim (except for (i) such restrictions as may exist under applicable law, (ii) such liens as may be imposed under the Partnership’s or any of its Subsidiaries’ credit facilities filed as exhibits to the Partnership’s filings with the Commission and (iii) security interests in the equity interests in a joint venture that are required to be pledged under the joint venture’s organizational documents to the other equity holders of the joint venture), and all such ownership interests have been duly authorized and validly issued and are fully paid (to the extent required by applicable law and the organizational documents of the Partnership’s Subsidiaries, T&P Syngas, Sandhill, Faustina, Cameron, Sekco, Poseidon and Odyssey, as applicable) and non-assessable (except as non-assessability may be affected by the Delaware Revised Uniform Partnership Act, Sections 17-303, 17-607 and 17-804 of the Delaware LP Act, Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) or any analogous statute in the jurisdiction of formation of any Subsidiary of the Partnership and Sandhill, or the organizational documents of the Partnership’s Subsidiaries, T&P Syngas, Sandhill, Faustina, Cameron, Sekco, Poseidon and Odyssey, as applicable) and free of preemptive rights, with no personal liability attaching to the ownership thereof, and except for T&P Syngas, Sandhill, Faustina, Cameron, Sekco, Poseidon and Odyssey, neither the Partnership nor any of its Subsidiaries owns directly or indirectly any shares of capital stock or other securities of, or interest in, any other person or entity (other than a Subsidiary listed on Schedule B), or is obligated to make any capital contribution to or other investment in any other person or entity.

(iv) The General Partner is the sole general partner of the Partnership and each Limited Partnership Subsidiary, with a non-economic general partner interest in the Partnership and a non-economic general partner interest in each such Limited Partnership Subsidiary. Such general partner interests have been duly authorized and validly issued in accordance with applicable law, the Partnership Agreement and the partnership agreements of each such Limited Partnership Subsidiary and are fully paid (to the extent required by applicable law and under the Partnership Agreement and the partnership agreements of each such Limited Partnership Subsidiary) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(p) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither Issuer nor any of their respective Subsidiaries is (i) in violation of its charter, bylaws or other constitutive document or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which either Issuer or any of its Subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Partnership’s Second Amended and Restated Credit Agreement, dated as of June 29, 2010, among the Partnership as borrower, BNP Paribas as administrative agent, Bank of America, N.A. and Bank of Montreal as co-syndication agents, U.S. Bank National Association as documentation agent, and the lenders party thereto, as amended from time to time), or to which any of the property or assets of either Issuer or any of their respective Subsidiaries is subject (each, an “Existing Instrument”), except, in the case of clause (ii) above, for such Defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The execution, delivery and performance of the Transaction Documents by the Issuers and the Guarantors party thereto, and the issuance and delivery of the Securities and the Exchange Securities, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (x) have been duly authorized by all necessary corporate, limited partnership or limited liability company, as applicable, action and will not result in any violation of the provisions of the charter, bylaws or other constitutive document of either of the Issuers or any of their respective Subsidiaries, (y) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of either of the Issuers or any of their respective Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, Debt Repayment Trigger Events, liens, charges or encumbrances as would not, individually or in the aggregate, have a Material Adverse Effect and (z) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to either of the Issuers or any of their respective Subsidiaries, except as would not have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance of the Transaction Documents by either of the Issuers or any of the Guarantors to the extent a party thereto, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except as expressly contemplated by this Agreement, such as have been obtained or made by the Issuers and are in full force and effect, applicable securities laws of the several states of the United States and any foreign jurisdictions and except such as may be required by the Securities Act, the Exchange Act or the securities laws of the several states of the United States and any foreign jurisdictions with respect to the Issuers’ obligations under the Registration Rights Agreement. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by either of the Issuers or any of their respective Subsidiaries.

(q) No Material Actions or Proceedings. Except as described in the Offering Memorandum, there are no actions, suits, claims, investigations or proceedings pending or, to the Issuers’ knowledge, threatened or contemplated to which the Issuers or any of the Guarantors or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the New York Stock Exchange (the “NYSE”)), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to either of the Issuers or any of the Guarantors, would not, individually or in the aggregate, have a Material Adverse Effect. No material labor dispute with the employees of the Issuers or any of their Subsidiaries exists or, to the best of the Issuers’ knowledge, is threatened or imminent.

(r) Intellectual Property Rights. Each of the Issuers and the Guarantors owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Offering Memorandum or any Issuer Additional Written Communication (or any amendment or supplement thereto), as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses (collectively, the “Intellectual Property”), except as would not, individually or in the aggregate, have a Material Adverse Effect, and the Issuers are unaware of any claim to the contrary or any challenge by any other person to the rights of the Partnership, Finance Corp. or any of the Guarantors with respect to the Intellectual Property. None of the Issuers or the Guarantors has infringed or is infringing the intellectual property of a third party, and none of the Issuers or any of the Guarantors has received notice of a claim by a third party to the contrary.

(s) All Necessary Permits, etc. Each of the Issuers and each of the Guarantors possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to own, lease and operate its properties and to conduct their respective businesses, and neither the Issuers nor any of Guarantors has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(t) Title to Properties. Each of the Issuers and each of the Subsidiaries has good and marketable title to all the properties (real and personal) described in the Offering Memorandum or any Issuer Additional Written Communication (or any amendment or supplement thereto) as being owned by any of them, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects (except as may exist under applicable law and as may be imposed under the Partnership’s or a Subsidiary’s credit facilities filed as exhibits to the Partnership SEC Documents); all the property described in the Offering Memorandum or any Issuer Additional Written Communication (or any amendment or supplement thereto) as being held under lease by any of the Issuers or any of the Subsidiaries is held thereby under valid, subsisting and enforceable leases, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(u) Tax Law Compliance.

(i) The Partnership met for the taxable year ended December 31, 2010, and the Partnership expects to meet for the taxable year ending December 31, 2011, the gross income requirements of Section 7704(c)(2) of the Internal Revenue Code of 1986, as amended from time to time (the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder), and accordingly the Partnership is not, and does not reasonably expect to be taxed as a corporation for U.S. federal income tax purposes or for applicable tax purposes.

(ii) All tax returns required to be filed by the Issuers or any of the Guarantors have been timely filed, except for such failure to file which would not, individually or in the aggregate, have a Material Adverse Effect, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided or where such failure to pay would not, individually or in the aggregate, have a Material Adverse Effect.

(v) Issuers and Guarantors Not an “Investment Company.” Neither of the Issuers nor any Guarantor is, or after receipt of payment for the Securities will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(w) Insurance. Each of the Issuers and each of the Guarantors are insured with policies in such amounts and with such deductibles and covering such risks as the Partnership believes in its sole discretion to be prudent for its businesses taken as a whole. The Issuers have no reason to believe that they or any of the Guarantors will not be able (i) to renew their existing insurance coverage as and when such policies expire or

(ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their respective businesses as now conducted, except where such non-renewal or inability to obtain comparable coverage would not, individually or in the aggregate, have a Material Adverse Effect.

(x) No Price Stabilization or Manipulation. None of the Issuers or the Guarantors or any of their respective directors, officers, Affiliates or controlling persons has taken or will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of either of the Issuers to facilitate the sale or resale of the Securities.

(y) Solvency. The Partnership and each of the Guarantors (other than those Guarantors specified on Schedule B) is, and immediately after the Closing Date will be, Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

(z) Company’s Accounting System. Except as disclosed in the Partnership SEC Documents, the Partnership, Finance Corp. and the Guarantors maintain a system of internal accounting controls that is in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) and is sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(aa) Disclosure Controls and Procedures. The Partnership has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner’s Chief Executive Officer and Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Partnership’s independent auditors and the Audit Committee of the Board of Directors of the General Partner have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Partnership’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Partnership’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Partnership’s independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Partnership have made all certifications required by the Sarbanes-Oxley Act, and the statements contained in each such certification are complete and correct; the Partnership, its Subsidiaries and the Partnership’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the NYSE promulgated thereunder.

(bb) Regulations T, U, X. Neither Issuer nor any Guarantor nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(cc) Compliance with and Liability Under Environmental Laws. The Issuers and the Guarantors and their respective properties, assets and operations are in compliance with, and each of the Issuers and the Guarantors hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Issuers’ knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to any of the Issuers or the Guarantors under, or to interfere with or prevent compliance by any of the Issuers or the Guarantors with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, none of the Partnership, Finance Corp. or any of the Guarantors (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Issuers’ knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) except as described in the Offering Memorandum or that would not, individually or in the aggregate, have a Material Adverse Effect (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(dd) ERISA Compliance. The Issuers and the Guarantors and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder) established or maintained by the Issuers, the Guarantors or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA and, to the knowledge of the Issuers, each “multiemployer plan” (as defined in Section 4001 of ERISA) to which the Issuers, the Guarantors or an ERISA Affiliate contributes (a “Multiemployer Plan”) is in compliance in all material respects with ERISA, except in each case as such noncompliance as would not have a Material Adverse Effect. “ERISA Affiliate” means, with respect to either of the Issuers or any of the Guarantors, any member of any group of organizations described in Section 414(b), (c), (m) or (o) of the Code of which either of the Issuers or such Guarantor is a member. No “reportable event” (as defined under ERISA) has occurred within the last six years or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by either of the Issuers, any of the Guarantors or any of their ERISA Affiliates. No “single employer plan” (as defined in Section 4001 of ERISA) established or maintained by either of the Issuers, any of the Guarantors or any of their ERISA Affiliates, if such “employee benefit plan” were terminated as of the last day of the most recent plan year ended prior to the date hereof, would have any “amount of unfunded benefit liabilities” (as defined in Section 401(a)(18) of ERISA). None of the Issuers, any of the Guarantors or any of their ERISA Affiliates has within the last six years incurred or reasonably expects to incur any unpaid liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code, except as such liability as would not have a Material Adverse Effect. Each “employee benefit plan” established or maintained by either of the Issuers, any of the Guarantors or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and, to the knowledge of the Issuers, nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification.

(ee) Compliance with Labor Laws. None of the Issuers or the Guarantors is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Issuers’ knowledge, threatened against the Issuers or any of the Guarantors before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Issuers’ knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Issuers’ knowledge, threatened against the Issuers or any of the Guarantors and (C) no union representation dispute currently existing concerning the employees of the Issuers or any of the Guarantors, (ii) to the Issuers’ knowledge, no union organizing activities are currently taking place concerning the employees of the Issuers or any of the Guarantors and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of ERISA concerning the employees of the Issuers or any of the Guarantors.

(ff) No Unlawful Contributions or Other Payments. Neither of the Issuers nor any of their Subsidiaries nor any director, officer, agent, employee or other person acting on behalf of the Issuers or any of their Subsidiaries has, in the course of its actions for, or on behalf of, either of the Issuers or any of their Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(gg) No Conflict with Money Laundering Laws. The operations of the Issuers and their Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuers or their Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Issuers, threatened.

(hh) No Conflict with OFAC Laws. None of the Issuers, any of their Subsidiaries or Cameron nor, to the knowledge of the Issuers, any director, officer, agent, employee, Affiliate or person acting on behalf of the Issuers, their Subsidiaries or Cameron is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(ii) Regulation S. The Issuers, the Guarantors and their respective Affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation) have complied with and will comply with the offering restriction requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

(jj) Certain Statements. The statements set forth in the Offering Memorandum under the captions “Certain United States Federal Income Tax Considerations,” and “Summary – Recent Events – Offshore Pipeline Interests Acquisition” (together with the Partnership’s Current Reports on Form 8-K filed November 2, 2011 and January 9, 2012), insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

(kk) No Adverse Events or Material Changes in Operation of Business.

(i) Neither of the Issuers nor any of the Guarantors has sustained since the date of the latest audited financial statements included in the Offering Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since the respective dates as of which information is given in the Offering Memorandum, there has not been any change in the capital stock or long-term debt of the Partnership, Finance Corp. or any of the Guarantors or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Partnership, Finance Corp. and the Guarantors, otherwise than as set forth or contemplated in the Offering Memorandum.

(ii) Except as set forth in or contemplated by the Partnership SEC Documents, since December 31, 2010, each of the Issuers and each of the Guarantors have conducted their business in the ordinary course, consistent with past practice, and there has been no (i) change that has had or would reasonably be expected to have a Material Adverse Effect, (ii) acquisition or disposition of any material asset by the Issuers or any of the Guarantors or any contract or arrangement therefor, otherwise than for fair value in the ordinary course of business, (iii) material change in the Partnership’s accounting principles, practices or methods or (iv) incurrence of material indebtedness

(ll) Marine Subsidiaries. Genesis Marine, LLC, a Delaware limited liability company (“Genesis Marine”), is a citizen of the United States within the meaning of 46 U.S.C. Sec. 50501 for the purpose of operating the vessels in the trades in which Genesis Marine operates its vessels as described in the Offering Memorandum; after giving effect to the consummation of the transactions herein contemplated and the sale of the Securities by the Initial Purchasers, Genesis Marine will remain a citizen of the United States within the meaning of 46 U.S.C. Sec. 50501 and qualified to engage in the coastwise trade of the United States.

Any certificate signed by an officer of either of the Issuers or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the applicable Issuer or such Guarantor to each Initial Purchaser as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.

(a) The Securities. Each of the Issuers and each of the Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Securities, and, subject to the conditions set forth herein, the Initial Purchasers agree, severally and not jointly, to purchase from the Issuers and the Guarantors the aggregate principal amount of Securities set forth opposite their names on Schedule A, at a purchase price of 99.000% of the principal amount thereof, plus accrued interest from December 15, 2011, payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms herein set forth.

(b) The Closing Date. Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Andrews Kurth LLP at 600 Travis, Suite 4200, Houston, Texas 77002 at 10:00 a.m., New York City time, on February 1, 2012, or at such other place, time or date as the Initial Purchasers, on the one hand, and the Issuers, on the other hand, may agree upon, unless postponed as contemplated by the provisions of Section 17 hereof (such time and date of delivery against payment being herein referred to as the “Closing Date”).

(c) Delivery of the Securities. The Partnership shall deliver, or cause to be delivered, through the facilities of the Depositary, to Deutsche Bank for the accounts of the several Initial Purchasers certificates for the Securities at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in global form and in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as Deutsche Bank may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Partnership that:

(i) it will offer and sell Securities only to (a) persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A or (b) upon the terms and conditions set forth in Annex I to this Agreement; and

(ii) it will not offer or sell Securities by, any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

SECTION 3. Additional Covenants. Each of the Issuers and the Guarantors further covenants and agrees, jointly and severally, with each Initial Purchaser as follows:

(a) Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Issuer Additional Written Communications. As promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof, the Issuers will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement unless otherwise consented to by the Representatives. The Issuers will not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement unless the Representatives shall previously have been furnished a copy of the proposed amendment or supplement and shall not have reasonably objected in writing to such amendment or supplement (unless the Issuers are advised by counsel that they are required by law to so amend or supplement the Preliminary Offering Memorandum or Pricing Supplement). The Issuers will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Representatives shall previously have been furnished a copy of the proposed amendment or supplement and shall not have reasonably objected in writing to such amendment or supplement (unless the Issuers are advised by counsel that they are required by law to so amend or supplement the Final Offering Memorandum). Before making, preparing, using, authorizing, approving or distributing any Issuer Additional Written Communication, the Partnership will furnish to the Representatives a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representatives reasonably object in writing (unless the Issuers are advised by counsel that they are required by law to so amend or supplement such written communication).

(b) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Issuers and the Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representatives or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Issuers and the Guarantors agree to promptly prepare (subject to Section 3 hereof), file with the Commission (with respect to Incorporated Documents) and furnish at their own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

(c) Copies of the Offering Memorandum. The Issuers agree to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of the Incorporated Documents) and any amendments and supplements thereto as they shall reasonably request.

(d) Blue Sky Compliance. Each of the Issuers and the Guarantors shall cooperate with the Representatives and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States or any other jurisdictions reasonably designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Issuers or any of the Guarantors shall be required to qualify as a foreign entity or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign entity. The Issuers will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Issuers and the Guarantors shall use their respective reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

(e) Use of Proceeds. The Issuers shall apply the net proceeds from the sale of the Securities in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.

(f) The Depositary. The Issuers will cooperate with the Initial Purchasers and use their reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g) Additional Issuer Information. Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Partnership shall file, on a timely basis, with the Commission and the NYSE all reports and documents required to be filed under Section 13 or 15 of the Exchange Act. Additionally, at any time when the Partnership is not subject to Section 13 or 15 of the Exchange Act and the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Issuers shall furnish, at their expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information satisfying the requirements of Rule 144A(d) under the Securities Act.

(h) Agreement Not To Offer or Sell Additional Securities. During the period of 60 days following the date hereof, the Issuers will not, without the prior written consent of Deutsche Bank (which consent may be withheld at the sole discretion of Deutsche Bank), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule

16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Partnership or securities exchangeable for or convertible into debt securities of the Partnership (other than as contemplated by this Agreement and to register the Exchange Securities).

(i) No Integration. The Issuers agree that they will not and will cause their Affiliates not to make any offer or sale of securities of the Issuers of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Partnership to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(j) No General Solicitation or Directed Selling Efforts. The Issuers agree that they will not and will not permit any of their Affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Issuers will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.

(k) No Restricted Resales. During the period of one year after the Closing Date, the Issuers will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities that constitute “restricted securities” under Rule 144 under the Securities Act that have been reacquired by any of them other than pursuant to an effective registration statement under the Securities Act or in accordance with Rule 144 under the Securities Act.

(l) Legended Securities. Each certificate for a Security will bear the legend contained in “Notice to Investors” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

The Representatives, on behalf of the several Initial Purchasers, may, in their sole discretion, waive in writing the performance by the Issuers or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. Each of the Issuers and the Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the original issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Issuers’ and the Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, and the Transaction Documents, (v) all filing fees and expenses incurred by the Issuers, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions reasonably designated by the Initial Purchasers (including, without limitation, reasonable fees and expenses of counsel for the Initial Purchasers related to such qualification and registration and the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum), (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by the Financial Industry Regulatory Authority (“FINRA”), if any, of the terms of the sale of the Securities or the Exchange Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Issuers and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Issuers and the Guarantors of their respective other obligations under this Agreement, (x) all expenses incident to the “road show” for the offering of the Securities, and (xi) one-half the cost of any airplane used in connection with the “road show.” Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel and reimburse the Issuers and the Guarantors for the other half of the cost of any airplane used in connection with the “road show” for the offering of the Securities incurred by the Issuers or the Guarantors for which the Issuers or the Guarantors are not responsible under clause (xi) above.

SECTION 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Issuers and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Partnership of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, the Initial Purchasers shall have received from Deloitte & Touche LLP, the independent registered public accounting firm for the Partnership, a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representatives, covering the financial information in the Pricing Disclosure Package and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representatives, in the form of the

“comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than three days prior to the Closing Date.

(b) No Material Adverse Effect or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) there has been no change or any development involving a prospective change in the business, properties, management, condition (financial or otherwise) or results of operations of the Partnership, Finance Corp. and the Guarantors, taken as a whole, the effect of which change or development is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the placement of the Securities with the Subsequent Purchasers on the terms and in the manner contemplated in the Pricing Disclosure Package and the Final Offering Memorandum; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Partnership, Finance Corp. or any of the Guarantors or any of their respective securities by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436 under the Securities Act.

(c) Opinion of Counsel for the Issuers. On the Closing Date the Initial Purchasers shall have received the favorable opinions of each of Akin Gump Strauss Hauer & Feld LLP, counsel for the Issuers, Liskow & Lewis, counsel for the Partnership, and the General Counsel of the Partnership addressed to the Initial Purchasers, and dated as of such Closing Date, and in substantially the form and substance as set forth in Exhibit A-1, Exhibit A-2, and Exhibit A-3 hereto, respectively, and as otherwise reasonably satisfactory to Andrews Kurth LLP, counsel for the Initial Purchasers.

(d) Opinions of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Andrews Kurth LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Representatives.

(e) Officers’ Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate of the Issuers and the Guarantors, dated as of the Closing Date, signed on behalf of the Issuers and each of the Guarantors by their respective Chief Executive Officer, President, Chief Financial Officer or any executive or senior vice president, or any other person with an office of equal or greater status than any of the foregoing, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Effect;

(ii) the representations, warranties and covenants of the Issuers and the Guarantors set forth in Section 1 hereof were true and correct as of the Time of Sale and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(iii) the Issuers and Guarantors have complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(f) Registration Rights Agreement. Each of the Issuers and the Guarantors shall have executed and delivered the Registration Rights Agreement, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received such executed counterparts.

(g) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Partnership at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5 or 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Issuers to perform any agreement herein or to comply with any provision hereof, each of the Issuers agrees to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the each of the Issuers and the Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(a) Offers and sales of the Securities to Subsequent Purchasers will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale to Subsequent Purchasers shall only be made to persons whom the offeror or seller reasonably believes to be

Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(b) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(c) Upon original issuance by the Issuers, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the following legend:

“THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER SUCH NOTES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF ANY NOTE EVIDENCED HEREBY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING SUCH NOTE IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF SUCH NOTE) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WERE THE OWNERS OF SUCH NOTE (OR ANY PREDECESSOR OF SUCH NOTE) (THE “RESALE RESTRICTION TERMINATION DATE”), OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE EXCEPT (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM

NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM SUCH NOTE IS TRANSFERRED PRIOR TO THE RESALE RESTRICTION TERMINATION DATE A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, SUBJECT TO THE ISSUERS’ AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) THAT IS (A) PURSUANT TO CLAUSE (2)(D) PRIOR TO THE END OF THE 40 DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (B) PURSUANT TO CLAUSE (2)(F) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES IN CLAUSES (i)(A) OR (B), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED AS TO ANY NOTE EVIDENCED HEREBY UPON DELIVERY TO THE TRUSTEE BY THE COMPANY OR THE HOLDER THEREOF OF A WRITTEN REQUEST FOR THE REMOVAL HEREOF, IN ANY CASE AT ANY TIME AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.”

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Issuers or the Guarantors for any losses, damages or liabilities suffered or incurred by any of the Issuers or the Guarantors, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

SECTION 8. Indemnification.

(a) Indemnification of the Initial Purchasers. Each of the Issuers and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Partnership), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by Deutsche Bank) as such expenses are reasonably incurred by such Initial Purchaser or such affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Partnership by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Issuers or Guarantors may otherwise have.

(b) Indemnification of the Issuers and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each of the Issuers and Guarantors, each of their respective directors and each person, if any, who controls the each of the Issuers or any Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which each Issuer, any Guarantor or any such director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or (ii) the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Issuers by such Initial Purchaser through the Representatives expressly for use therein; and to reimburse each Issuer, any Guarantor and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by each Issuer, any Guarantor or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Issuers and the Guarantors hereby acknowledge that the only information that the Initial Purchasers through the Representatives have furnished to the Partnership expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the table in the first paragraph, the first sentence of the fifth paragraph, the third and fourth sentences of the seventh paragraph, the first and second sentences of the tenth paragraph and, as it relates to the Initial Purchasers, the first sentence of the twelfth paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; provided that the failure to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 8 except to the extent that it has been materially prejudiced by such failure (through the forfeiture of substantive rights and defenses) and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party other than under this Section 8. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel (in each jurisdiction)), which shall be selected by Deutsche Bank (in the case of counsel representing the Initial Purchasers or their related persons), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Issuers and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Issuers and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of either of the Issuers or any Guarantor, and each person, if any, who controls either of the Issuers or any Guarantor within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Issuers and the Guarantors, as applicable.

SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representatives by notice given to the Partnership if at any time: (i) trading or quotation in any of the Partnership’s securities shall have been suspended or materially limited by the Commission or by the NYSE, or trading in securities generally on either the Nasdaq Stock Market or the NYSE shall have been suspended or materially limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; or (iii) there shall have occurred any outbreak or escalation of national or international hostilities involving the United States or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development in United States’ or international political, financial or economic conditions, if the effect of any such event specified in clauses (i) through (iii) is, in the sole judgment of the Representatives, so material or adverse as to make it impractical or inadvisable to proceed with the placement of the Securities with the Subsequent Purchasers on the terms and in the manner contemplated in the Pricing Disclosure Package and the Final Offering Memorandum. Any termination pursuant to this Section 10 shall be without liability on the part of (i) either Issuer or any Guarantor to any Initial Purchaser, except that the Issuers and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to either of the Issuers or any Guarantor, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Issuers, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, either Issuer, any Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

Deutsche Bank Securities Inc.

60 Wall Street, 2nd Floor

New York, NY 10005

Facsimile: (212) 797-4877

Attention: Leveraged Debt Capital Markets, 2nd Floor

with a copy to:

Deutsche Bank Securities Inc.

60 Wall Street, 2nd Floor

New York, NY 10005

Facsimile: (212) 797-4561

Attention: General Counsel, 36th Floor

Andrews Kurth LLP

600 Travis, Suite 4200

Houston, Texas 77002

Facsimile: (713) 238-7130

Attention: G. Michael O’Leary

If to the Issuers or the Guarantors:

Genesis Energy, L.P.

919 Milam, Suite 2100

Houston, Texas 77002

Facsimile: (713) 860-2647

Attention: Chief Executive Officer

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th

Floor Houston, Texas 77002

Facsimile: (713) 236-0822

Attention: J. Vincent Kendrick

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

SECTION 13. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 14. Authority of the Representatives. Any action by the Initial Purchasers hereunder may be taken by Deutsche Bank on behalf of the Initial Purchasers, and any such action taken by Deutsche Bank shall be binding upon the Initial Purchasers.

SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16. Governing Law Provisions.

(a) THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

SECTION 17. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Partnership for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Issuers shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken under this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 18. No Advisory or Fiduciary Responsibility. Each of the Issuers and each of the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Issuers and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Issuers and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of any of the Issuers or the Guarantors or their respective Affiliates, equityholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Issuers and the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Issuers and the Guarantors on other matters) or any other obligation to the Issuers and the Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Issuers and the Guarantors, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Issuers and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Issuers, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Issuers and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Issuers and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

SECTION 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (e.g., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Partnership the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

ISSUERS:

GENESIS ENERGY, L.P.

By:	Genesis Energy, LLC, its general partner

By:	/s/ Grant E. Sims
Name: Grant E. Sims Title: Chief Executive Officer

GENESIS ENERGY FINANCE CORPORATION

By:	/s/ Grant E. Sims
Name: Grant E. Sims Title: Chief Executive Officer

Signature Page to Purchase Agreement

GUARANTORS:

GENESIS CRUDE OIL, L.P. GENESIS PIPELINE TEXAS, L.P. GENESIS PIPELINE USA, L.P. GENESIS CO2 PIPELINE, L.P. GENESIS NATURAL GAS PIPELINE, L.P. GENESIS SYNGAS INVESTMENTS, L.P.

By:	GENESIS ENERGY, LLC, its general partner

By:	/s/ Grant E. Sims
Name: Grant E. Sims Title: Chief Executive Officer

Signature Page to Purchase Agreement

GENESIS PIPELINE ALABAMA, LLC

GENESIS DAVISON, LLC

DAVISON PETROLEUM SUPPLY, LLC

DAVISON TRANSPORTATION SERVICES, LLC

FUEL MASTERS, LLC

RED RIVER TERMINALS, L.L.C.

TEXAS CITY CRUDE OIL TERMINAL, LLC

TDC, L.L.C.

GENESIS TDC TEXAS, LLC

GENESIS NEJD HOLDINGS, LLC

GENESIS FREE STATE HOLDINGS, LLC

DAVISON TRANSPORTATION SERVICES, INC.

TDC SERVICES CORPORATION, INC.

GENESIS CHOPS I, LLC

GENESIS CHOPS II, LLC

GEL CHOPS GP, LLC

GENESIS ENERGY, LLC

GENESIS MARINE, LLC

MILAM SERVICES, INC.

GEL TEX MARKETING, LLC

GEL LOUISIANA FUELS, LLC

GEL WYOMING, LLC

GENESIS SEKCO, LLC

GEL SEKCO, LLC

GENESIS RAIL SERVICES, LLC

GENESIS OFFSHORE, LLC

GEL OFFSHORE, LLC

GEL OFFSHORE PIPELINE, LLC

GENESIS POSEIDON, LLC

GEL POSEIDON, LLC

GENESIS ODYSSEY, LLC

GEL ODYSSEY, LLC

By:	/s/ Robert V. Deere
Name: Robert V. Deere Title: Chief Financial Officer

Signature Page to Purchase Agreement

GEL CHOPS I, L.P. GEL CHOPS II, L.P.

By:	GEL CHOPS GP, LLC, its general partner

By:	/s/ Robert V. Deere
Name: Robert V. Deere Title: Chief Financial Officer

Signature Page to Purchase Agreement

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

DEUTSCHE BANK SECURITIES INC.
Acting on behalf of itself and as a Representative of the several Initial Purchasers

By:	/s/ Brian Jinks
Name: Brian Jinks
Title: Director

By:	/s/ M. Scott Schoenherr
Name: M. Scott Schoenherr
Title: Director

BMO CAPITAL MARKETS CORP.
Acting on behalf of itself and as a Representative of the several Initial Purchasers

By:	/s/ Thomas D. Dale
Name: Thomas D. Dale
Title: Managing Director

CITIGROUP GLOBAL MARKETS INC.
Acting on behalf of itself and as a Representative of the several Initial Purchasers

By:	/s/ Robert Waldron
Name: Robert Waldron
Title: Vice President

Signature Page to Purchase Agreement

RBC CAPITAL MARKETS, LLC
Acting on behalf of itself and as a Representative of the several Initial Purchasers

By:	/s/ J. Scott Schlossel
Name: J. Scott Schlossel
Title: Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED
Acting on behalf of itself and as a Representative of the several Initial Purchasers

By:	/s/ J. Lex Maultsby
Name: J. Lex Maultsby
Title: Managing Director

Signature Page to Purchase Agreement

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of Securities to be Purchased
Deutsche Bank Securities Inc.	$45,000,000
BMO Capital Markets Corp.	15,000,000
Citigroup Global Markets Inc.	15,000,000
RBC Capital Markets, LLC	15,000,000
Merrill Lynch, Pierce, Fenner & Smith, Incorporated	10,000,000

Total	$100,000,000

SCHEDULE B

SUBSIDIARIES

GENESIS CRUDE OIL, L.P.

GENESIS PIPELINE TEXAS, L.P.

GENESIS PIPELINE USA, L.P.

GENESIS CO2 PIPELINE, L.P.

*GENESIS NATURAL GAS PIPELINE, L.P.

GENESIS SYNGAS INVESTMENTS, L.P.

GENESIS PIPELINE ALABAMA, LLC

GENESIS DAVISON, LLC

DAVISON PETROLEUM SUPPLY, LLC

DAVISON TRANSPORTATION SERVICES, LLC

FUEL MASTERS, LLC

RED RIVER TERMINALS, L.L.C.

TEXAS CITY CRUDE OIL TERMINAL, LLC

TDC, L.L.C.

*GENESIS TDC TEXAS, LLC

GENESIS NEJD HOLDINGS, LLC

GENESIS FREE STATE HOLDINGS, LLC

DAVISON TRANSPORTATION SERVICES, INC.

GENESIS ENERGY FINANCE CORPORATION

TDC SERVICES CORPORATION, INC.

GENESIS CHOPS I, LLC

GENESIS CHOPS II, LLC

GEL CHOPS GP, LLC

GENESIS ENERGY, LLC

GENESIS MARINE, LLC

MILAM SERVICES, INC.

GEL TEX MARKETING, LLC

GEL LOUISIANA FUELS, LLC

GEL WYOMING, LLC

GENESIS SEKCO, LLC

GEL SEKCO, LLC

GEL CHOPS I, L.P.

GEL CHOPS II, L.P.

GENESIS NEJD PIPELINE, LLC

GENESIS FREE STATE PIPELINE, LLC

TDC AMERICAS, LLC

TDC SOUTH AMERICA, LLC

TDC CHILE SPA

TDC ENERGY CANADA, LTD.

TDC PERU S.A.C.

GENESIS RAIL SERVICES, LLC

GENESIS OFFSHORE, LLC

GEL OFFSHORE, LLC

GEL OFFSHORE PIPELINE, LLC

GENESIS POSEIDON, LLC

GEL POSEIDON, LLC

GENESIS ODYSSEY, LLC

GEL ODYSSEY, LLC

THUNDER BASIN HOLDINGS, LLC

ANTELOPE REFINING, LLC

THUNDER BASIN PIPELINE, LLC

* Excluded Guarantor under Section 1(y) of the Agreement.

2

EXHIBIT A-1

Opinion of counsel for the Partnership to be delivered pursuant to Section 5 of the Purchase Agreement.

1.	(a) The General Partner is validly existing as a limited liability company and is in good standing under the laws of the State of Delaware.

(b) The Partnership is validly existing as a limited partnership and is in good standing under the laws of the State of Delaware. Finance Corp. is validly existing as a corporation and is in good standing under the laws of the State of Delaware.

(c) Each of Fuel Masters, LLC (“Fuel Masters”) and Genesis TDC Texas, LLC (the “Covered Texas Entities”) is validly existing as a limited liability company and is in good standing under the laws of the State of Texas.

(d) Each Guarantor, other than any of the Covered Texas Entities and the Non-Covered Entities, and, to the extent not constituting a Guarantor, each Significant Subsidiary is validly existing as a corporation, limited liability company or limited partnership, as applicable, in good standing under the laws of the State of Delaware.

(e) Each of the Partnership Entities is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, in the jurisdictions so identified on Schedule B attached hereto. Each of the Partnership Entities has all requisite entity power to own its respective properties and conduct its business, in each case in all material respects, as described in the Preliminary Offering Memorandum and the Final Offering Memorandum. The Partnership has the partnership power and authority necessary to execute and deliver and incur and perform any obligations it may have under any of the Transaction Documents to which it is a party and the Partnership Agreement. Finance Corp. has the corporate power and authority necessary to execute and deliver and incur and perform any obligations it may have under any of the Transaction Documents to which it is a party. Each of the Guarantors (other than the Non-Covered Entities) has the corporate or other entity power and authority necessary to execute and deliver and incur and perform any obligations it may have under any of the Transaction Documents to which it is a party. The General Partner has the limited liability company power and authority necessary to act as the general partner of the Partnership.

2.

As of the date hereof, the issued and outstanding limited partner interests of the Partnership consist of 71,925,065 Common Units—Class A (“Common Units”), 39,997 Common Units—Class B (“Class B Units”), and 1,737,251 Waiver Units—Class 1, 1,737,251 Waiver Units—Class 2, 1,737,251 Waiver Units—Class 3 and 1,737,251 Waiver Units—Class 4 (collectively, “Waiver Units”). All outstanding Common Units, Class B Units and Waiver Units and, in each case, the limited

Exhibit A-1-1

partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)).

3.	The General Partner (i) is the sole general partner of the Partnership and owns (of record) a non-economic general partner interest in the Partnership and (ii) is the sole general partner of Genesis Crude Oil, L.P., a Delaware limited partnership (the “Operating Partnership”), and owns (of record) a 0.01% general partner interest in the Operating Partnership. The General Partner owns a non-economic general partner interest in Genesis Pipeline USA, L.P. Other than the general partner interests described in the preceding sentences, the Partnership, directly or indirectly, owns (of record) 100% of the limited partner interest, limited liability company interest or other equity interest in each Significant Subsidiary. Each such general partner interest, limited partner interest, limited liability company interest and other equity interest has been duly authorized and validly issued in accordance with the Constitutive Documents of the Partnership and each respective Significant Subsidiary, is fully paid (to the extent required under its respective Constitutive Documents) and non-assessable (except (x) with respect to those Significant Subsidiaries that are Delaware limited partnerships, as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act, (y) with respect to those Significant Subsidiaries that are Delaware limited liability companies, as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”), or (z) with respect to Fuel Masters, as such nonassessability may be affected by Sections 101.206 and 101.613 of the Texas Business Organizations Code (the “Texas BOC”)), and, in each case, is owned as specified in the three preceding sentences, free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware or the State of Texas (with respect to equity interests owned by Fuel Masters) naming the General Partner, the Partnership or any Significant Subsidiary as a “debtor” was on file as of January , 2012 in the office of the Secretary of State of the State of Delaware or as of January , 2012 in the office of the Secretary of State of the State of Texas (with respect to equity interests owned by Fuel Masters) or (ii) otherwise known to such counsel, in the case of (i) and (ii), other than those (A) created under the Delaware LP Act, the Delaware LLC Act, the Delaware General Corporation Law (the “DGCL”) or the Texas BOC, (B) created in connection with the Partnership’s or the Significant Subsidiaries’ credit facilities constituting SEC Documents, (C) created by the Constitutive Documents of the Partnership Entities, or (D) as disclosed in the Preliminary Offering Memorandum and the Final Offering Memorandum.

4.	Except as described in the Preliminary Offering Memorandum and the Final Offering Memorandum or, in the case of transfer restrictions, options to purchase,

Exhibit A-1-2

other rights to subscribe or to purchase, voting restrictions and preemptive rights, created by the Constitutive Documents of any Partnership Entity, there are no options, warrants, preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity interests in any Partnership Entity pursuant to any Constitutive Document of any Partnership Entity or any other SEC Document, other than those restrictions upon the transfer of equity interests created in connection with the Partnership’s or the Significant Subsidiaries’ credit facilities constituting SEC Documents. The offering and sale of the Notes as contemplated in the Purchase Agreement does not give rise under any SEC Document (as listed on Exhibit C to such counsel’s opinion) to any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Partnership or Finance Corp.

5.	The Partnership has all requisite partnership power and authority to issue, sell and deliver the Notes, in accordance with and upon the terms and conditions set forth in the Purchase Agreement and the Partnership Agreement. Finance Corp. has all requisite corporate power and authority to issue, sell and deliver the Notes, in accordance with and upon the terms and conditions set forth in the Purchase Agreement.

6.	(a)	The execution and delivery of the Transaction Documents by each of the Covered Entities party thereto and the performance by each of the Covered Entities of its respective obligations under the Transaction Documents to which it is a party has been duly authorized by all necessary corporate or entity action, as applicable, on the part of each of such Covered Entities.
	(b)	Each of the Transaction Documents (other than the Exchange Notes) has been duly authorized, executed and delivered by each of the Covered Entities that is a party to such Transaction Document.

7.	The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms.

8.

None of the offering, issuance and sale by the Issuers of the Notes, the execution, delivery and performance by any of the Specified Entities of any of the Transaction Documents to which such Specified Entity is a party or the performance of the actions required to be taken by any of the Specified Entities pursuant to any of the Transaction Documents to which such Specified Entity is a party conflicts or will conflict with or constitute or will constitute a breach or violation of or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or results or will result in the creation or imposition of any lien, charge, claim, encumbrance or other security interest upon any property or assets of any of the Partnership Entities (other than those created in connection with the Partnership’s or the Significant Subsidiaries’ credit facilities constituting SEC Documents) pursuant to, (i) any Constitutive Document of any of the Covered Entities, (ii) any SEC Document, (iii) the

Exhibit A-1-3

Included Laws (including Regulations T, U and X of the Board of Governors of the Federal Reserve System) or (iv) any order, judgment, decree or injunction of any court or governmental agency or body known to such counsel directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party; provided, however, that no opinion is expressed pursuant to this paragraph with respect to federal securities laws and other anti-fraud laws.

9.	No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court or governmental agency or body under the Included Laws is required in connection with the offering, issuance and sale by the Issuers of the Notes, the execution, delivery and performance by any of the Specified Entities of any of the Transaction Documents to which such Specified Entity is a party or the performance of the actions required to be taken by any of the Specified Entities pursuant to any of the Transaction Documents to which such Specified Entity is a party, subject to the assumptions set forth in such counsel’s opinion, such assumptions to be in form and substance acceptable to the Initial Purchasers, and other than (i) such consents required under state securities or “Blue Sky” laws, (ii) such consents that have been obtained or made, (iii) filings with the Commission or other consents required in the performance by each of the Specified Entities of its obligations under the Purchase Agreement and (iv) consents required under Federal and state securities laws as provided in the Registration Rights Agreement.

10.	The statements set forth in the Preliminary Offering Memorandum and the Final Offering Memorandum under the captions “Description of Notes,” “Description of Existing Indebtedness” and “Certain United States Federal Income Tax Considerations,” insofar as they summarize any agreement, statute or regulation or refer to statements of law or legal conclusions, are accurate and fair summaries in all material respects. The Notes conform in all material respects to the descriptions thereof contained in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption “Description of Notes.”

11.	None of the Specified Entities is, either before or immediately after giving effect to the offering and sale of the Notes and the receipt of payment for the Notes on the date hereof as described in the Preliminary Offering Memorandum and the Final Offering Memorandum, required to be registered as an “investment company,” within the meaning of the Investment Company Act.

12.	The Indenture conforms in all material respects to the requirements of the TIA and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

13.

The Notes, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and legally binding obligations of the Issuers, entitled to the benefits of the Indenture and enforceable against the

Exhibit A-1-4

Issuers in accordance with their respective terms under the Laws of the State of New York. The Exchange Notes, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement, will constitute valid and legally binding obligations of the Issuers, enforceable against the Issuers in accordance with their respective terms under the Laws of the State of New York.

14.	The Indenture (including, with respect to the Guarantors, when the Notes have been duly and validly authenticated in accordance with the terms of the Indenture and duly and validly paid for by and delivered to the Initial Purchasers in accordance with the terms of the Purchase Agreement, the guarantee of the Guarantors in respect of the Notes provided for in Article 10 of the Indenture) constitutes the valid and legally binding obligation of the Guarantors, enforceable against the Guarantors in accordance with its terms under the Laws of the State of New York.

15.	The Registration Rights Agreement is a valid and binding obligation of each of the Specified Entities, enforceable against the Specified Entities in accordance with its terms under the Laws of the State of New York.

16.	Assuming without independent investigation, (a) that the Notes are sold to the Initial Purchasers, and initially resold by the Initial Purchasers, in accordance with the terms of and in the manner contemplated by, the Purchase Agreement and the Final Offering Memorandum; (b) the accuracy of the representations and warranties of the Specified Entities set forth in the Purchase Agreement and the matters certified in those certain certificates delivered on the date hereof; (c) the accuracy of the representations and warranties of the Initial Purchasers set forth in the Purchase Agreement; (d) the due performance and compliance by the Specified Entities and the Initial Purchasers of their respective covenants and agreements set forth in the Purchase Agreement; and (e) the Initial Purchasers’ compliance with the Final Offering Memorandum and the transfer procedures and restrictions described therein, it is not necessary to register the Notes under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act (the “TIA”) in connection with the issuance and sale of the Notes by the Issuers to the Initial Purchasers or in connection with the offer, resale and delivery of the Notes by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Final Offering Memorandum, it being expressly understood that such counsel expresses no opinion in this paragraph (16) or paragraph (9) as to any subsequent offer or resale of any of the Notes.

Based on our participation in such conferences and conversations, our review of the documents described above, our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder, we advise you that:

(a) The Incorporated Documents, at the time that they were filed (other than the financial statements and other financial and accounting information included in the Incorporated Documents, as to which we express no opinion), appear on their face to comply as to form in all material respects with the requirements of the Exchange Act except that we express no view as to the antifraud provisions of the Exchange Act.

Exhibit A-1-5

(b) No information has come to our attention that causes us to believe that (i) the Pricing Disclosure Package, as of 3:00 P.M. (New York time) on January 27, 2012 (which you have informed us is a time prior to the time of the first sale of the Notes by any Initial Purchaser), contained or (ii) the Final Offering Memorandum, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, except that in the case of each of clauses (i)–(ii) above, we do not express any view as to the financial statements and other financial and accounting information contained or incorporated by reference therein.

Exhibit A-1-6

EXHIBIT A-2

Opinion of local counsel for certain Guarantors to be delivered pursuant to Section 5 of the Purchase Agreement.

(i) Red River Terminals, L.L.C. is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Louisiana. TDC, L.L.C. is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Louisiana.

(ii) Each of Red River Terminals, L.L.C. and TDC, L.L.C. has the power and authority to own its respective properties and conduct its business in each case in all material respects, as described in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuer Additional Written Communication, or the Final Offering Memorandum (or any amendment or supplement thereto).

(iii) The execution of the Purchase Agreement by the Partnership, and the consummation of the transactions by the Partnership contemplated by the Purchase Agreement does not constitute a breach of, or default under, the respective articles of organization of Red River Terminals, L.L.C. and TDC, L.L.C. or the Operating Agreement of TDC, L.L.C. and the Amended and Restated Operating Agreement of Red River Terminals, L.L.C., as subsidiaries of the Partnership.

(iv) The membership interests of Red River Terminals, L.L.C. and TDC, L.L.C. are validly authorized, issued, fully paid, non-assessable equity interests.

(v) The execution of the Purchase Agreement by the Partnership, and the consummation of the transactions by the Partnership contemplated by the Purchase Agreement do not create any security interest in, or lien, claim, charge or encumbrance upon, any property or assets, pursuant to the respective articles of organization of Red River Terminals, L.L.C. and TDC, L.L.C., the Amended and Restated Operating Agreement of Red River Terminals, L.L.C., or the laws of the State of Louisiana.

(vi) The execution of the Purchase Agreement by the Partnership, and the consummation of the transactions by the Partnership contemplated by the Purchase Agreement, as applicable to Red River Terminals, L.L.C. and TDC, L.L.C., does not constitute a breach of, or default under, any State of Louisiana statute, rule, or regulation of general applicability which, in our experience, is normally applicable to transactions of the type contemplated by the Purchase Agreement.

Exhibit A-2-1

EXHIBIT A-3

Opinion of general counsel for the Partnership to be delivered pursuant to Section 5 of the Purchase Agreement.

(i) To my knowledge, there are no legal or governmental proceedings pending or threatened to which any of the Issuers or their subsidiaries is a party or to which any of their respective properties is subject that are required to be described in the Preliminary Offering Memorandum, the Pricing Supplement, any Issuer Additional Written Communication, or the Final Offering Memorandum (or any amendment or supplement thereto) but are not so described as required.

Exhibit A-3-1

ANNEX I

Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

Exhibit A-3-1